UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2013

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 13, 2013, WageWorks, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C., and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), and persons and entities associated with VantagePoint Capital Partners and certain management stockholders (collectively, the “Selling Stockholders”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 2,968,276 shares of the Company’s common stock. The Selling Stockholders have also granted the Underwriters a 30-day option to purchase up to an additional 445,241 shares of the Company’s common stock to cover over-allotments. The Company will not receive any proceeds from the sale of shares by the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering is being made pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-190567), including the prospectus dated August 12, 2013 contained therein, and the prospectus supplement dated August 13, 2013.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

The Company is filing the opinion of its counsel, Wilson Sonsini Goodrich & Rosati, Professional Corporation, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Underwriting Agreement.

Item 8.01	Other Events

On August 13, 2013, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 13, 2013, by and among WageWorks, Inc., the Selling Stockholders, William Blair & Company, L.L.C. and Stifel, Nicolaus & Company, Incorporated

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

99.1	Press Release issued by WageWorks, Inc. on August 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Joseph L. Jackson
Joseph L. Jackson Chief Executive Officer and Director

Date: August 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 13, 2013, by and among WageWorks, Inc., the Selling Stockholders, William Blair & Company, L.L.C. and Stifel, Nicolaus & Company, Incorporated

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

99.1	Press Release issued by WageWorks, Inc. on August 13, 2013

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